UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2015

ALICO, INC.

(Exact name of Registrant as specified in its Charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10070 Daniels Interstate Court Fort Myers, Florida 33913
(Address of principal executive offices)

Registrant’s Telephone Number: (239) 226-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 5, 2015, the Board of Directors (the “Board”) of Alico, Inc. (the “Company”) approved a revised Code of Business Conduct and Ethics (the “Code”), effective immediately. A copy of the Code is available under the Corporate Governance section of the Company’s website at www.alico.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alico, Inc.

Date: March 10, 2015	By: /s/ W. Mark Humphrey
Name: W. Mark Humphrey
Title: Senior Vice President and Chief Financial Officer

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